UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2011

Date of Report (Date of Earliest Event Reported)

DBUBS 2011-LC3 Mortgage Trust

(Exact name of issuing entity)

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.

(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC

(Exact name of sponsor as specified in its charter)

Starwood Property Mortgage Sub-2-A, L.L.C.

(Exact name of sponsor as specified in its charter)

Starwood Property Mortgage Sub-3, L.L.C.

(Exact name of sponsor as specified in its charter)

Starwood Property Mortgage Sub-4, L.L.C.

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-172143-01	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

(212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On or about August 30, 2011, a series of mortgage pass-through certificates, entitled DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2011, among Deutsche Mortgage & Asset Receiving Corporation (the “Pooling and Servicing Agreement”), as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Wells Fargo Bank, National Association, as a special servicer, U.S. Bank National Association, as trustee, TriMont Real Estate Advisors, Inc., as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates (collectively, the “Offered Certificates”) and (ii) the Class X-A Certificates, Class X-B Certificates, Class A-M Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, the Class V Certificates, Class R Certificates, Class LR Certificates, Class PM-1 Certificates, Class PM-X Certificates, Class PM-2 Certificates, Class PM-3 Certificates, Class PM-4 Certificates and Class PM-5 Certificates (collectively, the “Private Certificates”).  Only the Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in DBUBS 2011-LC3 Mortgage Trust (the "Issuing Entity"), a common law trust fund to be formed on or about August 30, 2011 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 64 commercial, multifamily, and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between the Registrant and UBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“Ladder”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between the Registrant, Ladder and Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Property Mortgage Sub-2-A, L.L.C. (“Starwood Sub-2-A”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between the Registrant, Starwood Sub-2-A and Starwood Property Mortgage, L.L.C.; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Property Mortgage Sub-3, L.L.C. (“Starwood Sub-3”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between the Registrant, Starwood Sub-3 and Starwood Property Mortgage, L.L.C.; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Property Mortgage Sub-4, L.L.C. (“Starwood Sub-4” and, collectively with GACC, UBS, Ladder, Starwood Sub-2-A and Starwood Sub-3, the “Sellers”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between the Registrant, Starwood Sub-4 and Starwood Property Mortgage, L.L.C.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to derived in part from the proceeds from the sale of Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBS”), UBS Securities LLC (“UBS Securities”), Ladder Capital Securities LLC (“LCS”), J.P. Morgan Securities LLC (“JPM”) and Nomura Securities International, Inc. (“Nomura”) pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated August 11, 2011, among the Registrant, DBS, UBS Securities, LCS, JPM and Nomura (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated August 11, 2011, among the Registrant, DBS, UBS Securities and LCS (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 11, 2011, supplementing the Prospectus dated August 11, 2011, each as filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 11, 2011, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Ladder Capital Securities LLC, J.P. Morgan Securities LLC and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of August 1, 2011, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Wells Fargo Bank, National Association, as a special servicer, U.S. Bank National Association, as trustee, TriMont Real Estate Advisors, Inc., as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

99.1	Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between Deutsche Mortgage & Asset Receiving and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated as of August 30, 2011, among Deutsche Mortgage & Asset Receiving, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.
99.3	Mortgage Loan Purchase Agreement, dated as of August 30, 2011, among Deutsche Mortgage & Asset Receiving, Starwood Property Mortgage Sub-2-A, L.L.C. and Starwood Property Mortgage, L.L.C.
99.4	Mortgage Loan Purchase Agreement, dated as of August 30, 2011, among Deutsche Mortgage & Asset Receiving, Starwood Property Mortgage Sub-3, L.L.C. and Starwood Property Mortgage, L.L.C.
99.5	Mortgage Loan Purchase Agreement, dated as of August 30, 2011, among Deutsche Mortgage & Asset Receiving, Starwood Property Mortgage Sub-4, L.L.C. and Starwood Property Mortgage, L.L.C.
99.6	Mortgage Loan Purchase Agreement, dated as of August 30, 2011, between Deutsche Mortgage & Asset Receiving and UBS Real Estate Securities Inc.
99.7	Primary Servicing Agreement, dated as of August 1, 2011, between Wells Fargo Bank, National Association, as master servicer, and Bank of America, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

Date: August 26, 2011
	By:	/s/ Robert Christopher Jones
Name: Robert Christopher Jones
Title: Director

	By:	/s/ Natalie Denisenko Grainger
Name: Natalie Denisenko Grainger
Title: Vice President